Exhibit 1

                                    AGREEMENT

        This will confirm the agreement by and among all the undersigned that the Amendment to Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of shares of the common stock of the Company is being filed on behalf of each of the individuals named below. This Agreement may be executed in two or more counterparts, each of which be deemed an original, but all of which together shall constitute one and the same instrument.


Dated:  May 9, 1997                          /s/ Irwin L. Jacobs
                                             ----------------------------------
                                             Irwin L. Jacobs


                                             /s/ Alexandra Jacobs
                                             ----------------------------------
                                             Alexandra Jacobs


                                             /s/ Melinda A. Jacobs-Grodnick
                                             ----------------------------------
                                             Melinda A. Jacobs-Grodnick


                                             /s/ Randi F. Jacobs
                                             ----------------------------------
                                             Randi F. Jacobs


                                             /s/ Trisha L. Jacobs
                                             ----------------------------------
                                             Trisha L. Jacobs

                                             Irwin L. Jacobs Irrevocable Trust
                                             FBO Melinda A. Jacobs-Grodnick

                                             By: /s/ David Mahler
                                             ----------------------------------
                                             David Mahler, Trustee


                                             Irwin L. Jacobs Irrevocable Trust
                                             FBO Randi F. Jacobs

                                             By: /s/ David Mahler
                                             ----------------------------------
                                             David Mahler, Trustee

                                             Irwin L. Jacobs Irrevocable Trust
                                             FBO Trisha L. Jacobs

                                             By: /s/ David Mahler
                                             ----------------------------------
                                             David Mahler, Trustee


                                             Jacobs Management Corporation

                                             By: /s/ Irwin L. Jacobs
                                             ----------------------------------
                                             Irwin L. Jacobs, President


                                             /s/ Roger R. Cloutier, II
                                             ----------------------------------
                                             Roger R. Cloutier, II


                                             /s/ Daniel T. Lindsay
                                             ----------------------------------
                                             Daniel T. Lindsay